UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 29, 2019 (May 28, 2019)

ONE MADISON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-38348	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 East 28th Street, 8th Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 212-763-0930

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	OMAD	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	OMAD.WS	New York Stock Exchange
Units, each consisting of one Class A Ordinary Share and one-half of one Warrant	OMAD.U	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on May 28, 2019, One Madison Corporation, a Cayman Island exempted company (the “One Madison”) reconvened its extraordinary general meeting in lieu of annual general meeting of shareholders (the “General Meeting”) to approve, among other things, the previously announced business combination with Rack Holdings, Inc. and its wholly owned subsidiary, Ranpak Corp. (the “Ranpak Business Combination”). The General Meeting was initially convened on May 20, 2019 and adjourned to May 28, 2019.

At the reconvened General Meeting, the Company’s shareholders approved, among other items, the One Madison Corporation 2019 Omnibus Incentive Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 3, 2019 (the “Proxy Statement”), which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Annex F to the Proxy Statement and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2019, One Madison convened and then adjourned the General Meeting. At the initial call of the General Meeting on May 20, 2018, a total of 21,918,215 Class A ordinary shares and 10,750,000 Class B ordinary shares of One Madison, out of a total of 30,000,000 Class A ordinary shares and 11,250,000 Class B ordinary shares issued and outstanding and entitled to vote as of the close of business on May 6, 2019 (the record date for the General Meeting), were present in person or represented by proxy.

At the initial call of the General Meeting, the only proposal submitted to a vote of One Madison’s shareholders was the proposal to approve the adjournment of the General Meeting to a later date or dates, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the NYSE Proposal. One Madison’s shareholders approved the adjournment proposal. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

Proposal 13: Adjournment of the General Meeting, if necessary

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,367,828	4,300,387	0	—

Following the vote on the adjournment proposal at the initial call of the General Meeting, the General Meeting was adjourned until May 28, 2019. At the reconvened General Meeting, a total of 26,535,253 Class A ordinary shares and 10,750,000 Class B ordinary shares of One Madison, out of a total of 30,000,000 Class A ordinary shares and 11,250,000 Class B ordinary shares issued and outstanding and entitled to vote as of the close of business on May 6, 2019, were present in person or represented by proxy at the General Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the joint proxy statement/prospectus dated May 2, 2019 and first mailed to One Madison’s shareholders on or about May 6, 2019, is set forth below:

Proposal 1: Adoption of the Business Combination Proposal

One Madison’s shareholders approved the transactions contemplated by the stock purchase agreement, dated as of December 12, 2018, as amended or modified from time to time, by and among One Madison, Rack Holdings L.P., a Delaware limited partnership (“Seller”), and Rack Holdings Inc., a Delaware corporation (“Rack Holdings”), the owner of all of the issued and outstanding equity interests of Ranpak Corp., pursuant to which One Madison will acquire all of the issued and outstanding equity interests of Rack Holdings from Seller, on the terms and subject to the conditions set forth therein (the “business combination” and such proposal, the “Business Combination Proposal”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
35,857,803	1,427,450	0	—

Proposal 2: Adoption of the NYSE Proposal

One Madison’s shareholders approved for purposes of complying with applicable listing rules of The New York Stock Exchange, the issuance by One Madison of Class A ordinary shares, par value $0.0001 per share, and Class C ordinary shares, par value $0.0001 per share, to certain accredited investors, including certain directors, officers and substantial security holders of One Madison, in each case in a private placement, the proceeds of which will be used to finance the business combination and related transactions and the costs and expenses incurred in connection therewith with any balance used for working capital purposes (the “NYSE Proposal”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
35,857,803	1,427,450	0	—

Proposal 3: Adoption of the Domestication Proposal

One Madison’s shareholders approved by special resolution the change of One Madison’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and domesticating and continuing as a corporation incorporated under the laws of the State of Delaware. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,780,278	6,504,975	0	—

Proposal 4: Adoption of the Organizational Documents Proposal A

One Madison’s shareholders approved (i) the change of One Madison’s name from “One Madison Corporation” to “Ranpak Holdings Corp.”, (ii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iii) upon the closing of the business combination (the “closing”), making One Madison’s corporate existence perpetual and (iv) upon the closing, providing for the ineffectiveness of certain provisions in One Madison’s existing organizational documents relating to its status as a blank check company that will no longer be applicable to us following the closing (“Organizational Documents Proposal A”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,780,278	6,504,975	0	—

Proposal 5: Adoption of the Organizational Documents Proposal B

One Madison’s shareholders approved provisions providing that One Madison’s board of directors will be divided into three classes following the business combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year (“Organizational Documents Proposal B”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,030,278	7,254,975	0	—

Proposal 6: Adoption of the Organizational Documents Proposal C

One Madison’s shareholders approved provisions providing that the directors of One Madison may only be removed for cause (“Organizational Documents Proposal C”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,029,278	7,255,975	0	—

Proposal 7: Adoption of the Organizational Documents Proposal D

One Madison’s shareholders approved advance notice procedures with regard to the nomination by shareholders of candidates for election as directors (“Organizational Documents Proposal D”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,029,278	7,255,975	0	—

Proposal 8: Adoption of the Organizational Documents Proposal E

One Madison’s shareholders approved provisions removing the ability of shareholders to call a special meeting of shareholders (“Organizational Documents Proposal E”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,995,250	7,286,497	3,506	—

Proposal 9: Adoption of the Organizational Documents Proposal F

One Madison’s shareholders approved provisions removing the ability of shareholders to act by written consent in lieu of a meeting (“Organizational Documents Proposal F”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,772,313	7,509,434	3,506	—

Proposal 10: Adoption of the Organizational Documents Proposal G

One Madison’s shareholders approved the amendment and restatement of the existing organizational documents by the deletion of the existing organizational documents in their entirety and the substitution of the proposed organizational documents in their place to (among other matters) reflect the changes effected by Organizational Documents Proposals A through F. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,779,278	6,505,975	0	—

Proposal 11: Adoption of the Director Election Proposal

The holders of One Madison’s Class B ordinary shares (i) re-elected One Madison’s current directors, Omar Asali, Michael Jones, Thomas Corley and Robert King and (ii) elected Steve Kovach, Salil Seshadri, Michael Gliedman and Alicia Tranen, in each case, to serve as directors upon completion of the business combination until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

Omar Asali

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Michael Jones

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Thomas Corley

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Robert King

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Steve Kovach

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Salil Seshadri

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Michael Gliedman

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Alicia Tranen

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,750,000	0	0	—

Proposal 12: Adoption of the Incentive Plan Proposal

One Madison’s shareholders approved the Incentive Plan. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
34,383,866	2,151,387	750,000	—

Proposal 13: Adjournment of the General Meeting, if necessary

In connection with the General Meeting, One Madison also solicited proxies with respect to a proposal to approve the adjournment of the General Meeting to a later date or dates, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the NYSE Proposal. The adjournment proposal was not submitted to One Madison shareholders for approval at the reconvened General Meeting because One Madison shareholders approved the Business Combination Proposal and the NYSE Proposal, as noted above, and One Madison did not otherwise have reason to adjourn the General Meeting.

Item 8.01. Other Events.

In connection with the shareholder vote at the General Meeting, public shareholders had the right to elect to redeem all or a portion of their public shares for a per-share price calculated in accordance with the One Madison’s charter. Public shareholders holding 15,418,654 shares validly elected to redeem their public shares. Public shareholders who elected to redeem their public shares may revoke their elections at any time prior to the closing of the Ranpak Business Combination.

The closing of the Ranpak Business Combination is expected to occur on June 3, 2019, subject to the satisfaction or waiver of the conditions contained in the Stock Purchase Agreement.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

The information in this Current Report and the Exhibits attached hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the pending transaction among One Madison Corporation (the “Company”), Rack Holdings L.P. and Rack Holdings Inc. (“Ranpak”) and the transactions contemplated thereby, and the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report and the Exhibits attached hereto may include, for example, statements about: our ability to complete our initial business combination; our expectations around the performance of the prospective target business or business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; the proceeds of the forward purchase shares being available to us; our potential ability to obtain additional financing to complete our initial business combination; our public securities’ potential liquidity and trading; the lack of a market for our securities; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the trust account not being subject to claims of third parties; or our financial performance following this offering.

The forward-looking statements contained in this Current Report and the Exhibits attached hereto are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the failure to consummate the initial business combination; (2) the possibility that the terms and conditions set forth in any definitive agreements with respect to the initial business combination may differ materially from the terms and conditions set forth herein; (3) the outcome of any legal proceedings that may be instituted against the Company, Ranpak or others following the announcement of the initial business combination and any definitive agreements with respect thereto; (4) the inability to complete the initial business combination due to the failure to obtain financing to complete the initial business combination or to satisfy other conditions to closing in the definitive agreements with respect to the initial business combination; (5) changes to the proposed structure of the initial business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the initial business combination; (6) the ability to meet and maintain NYSE’s listing standards following the consummation of the initial business combination; (7) the risk that the initial business combination disrupts current plans and operations of Ranpak as a result of the announcement and consummation of the initial business combination; (8) costs related to the initial business combination; (9) changes in applicable laws or regulations; (10) the possibility that Ranpak or the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings made with the SEC. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Item 9.01. Exhibits and Financial Statements.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Form of One Madison Corporation 2019 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE MADISON CORPORATION

Date: May 29, 2019	By:	/s/ Bharani Bobba
Bharani Bobba
Chief Financial Officer